FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCOR REPORTS FISCAL 2015 FOURTH QUARTER AND FULL YEAR RESULTS

MILPITAS, Calif., July 30, 2015 -KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its fourth quarter and fiscal year ended June 30, 2015. KLA-Tencor reported GAAP net income of $142 million and GAAP earnings per diluted share of $0.89 on revenues of $756 million for the fourth quarter of fiscal year 2015. For the fiscal year ended June 30, 2015, the company reported GAAP net income of $366 million and GAAP earnings per diluted share of $2.24 on revenues of $2.8 billion.
“KLA-Tencor posted solid results for the fourth quarter of fiscal year 2015, delivering earnings near the top of our range of guidance, demonstrating our market leadership and strong operational execution,” said Rick Wallace, President and Chief Executive Officer. “KLA-Tencor’s advanced process control solutions and services play an enabling role in helping our customers achieve their growth strategies in leading edge semiconductor device manufacturing.”

GAAP Results
	Q4 FY 2015	Q3 FY 2015	Q4 FY 2014
Revenues	$756 million	$738 million	$734 million
Net Income	$142 million	$132 million	$129 million
Earnings per Diluted Share	$0.89	$0.81	$0.77

Non-GAAP Results
	Q4 FY 2015	Q3 FY 2015	Q4 FY 2014
Net Income	$159 million	$137 million	$133 million
Earnings per Diluted Share	$0.99	$0.84	$0.80

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisitions, restructuring, severance and other related charges, and debt extinguishment loss and recapitalization charges. KLA-Tencor will discuss the results for its fiscal year 2015 fourth quarter and full year, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:
Statements in this press release other than historical facts, such as statements regarding KLA-Tencor’s ability to benefit from its market leadership position and operational execution and enable its customers with its solutions and services, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor’s research and development teams to successfully innovate and develop technologies and products that are responsive to customer demands; KLA-Tencor’s ability to successfully manage its costs; market acceptance of KLA-Tencor’s existing and newly issued products; changing customer demands; and industry transitions.

For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor’s Annual Report on Form 10-K for the year ended June 30, 2014, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:
KLA-Tencor Corporation, a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, LED, and other related nanoelectronics industries. With a portfolio of industry standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for nearly 40 years. Headquartered in Milpitas, Calif., KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)

Use of Non-GAAP Financial Information:
The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor’s financial results presented in accordance with United States GAAP.

To supplement KLA-Tencor’s condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA-Tencor’s operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation
Condensed Consolidated Unaudited Balance Sheets

(In thousands)	June 30, 2015	June 30, 2014

ASSETS
Cash, cash equivalents and marketable securities	$2,387,111	$3,152,637
Accounts receivable, net	585,494	492,863
Inventories	617,904	656,457
Other current assets	314,067	284,138
Land, property and equipment, net	314,591	330,263
Goodwill	335,263	335,355
Purchased intangibles, net	11,895	27,697
Other non-current assets	259,687	256,436
Total assets	$4,826,012	$5,535,846

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$103,342	$103,422
Deferred system profit	148,691	147,923
Unearned revenue	71,335	59,176
Current portion of long term debt	16,981	—
Other current liabilities	661,414	585,090
Total current liabilities	1,001,763	895,611

Non-current liabilities:
Long-term debt	3,173,435	745,101
Unearned revenue	47,145	57,500
Other non-current liabilities	182,230	168,288
Total liabilities	4,404,573	1,866,500

Stockholders’ equity:
Common stock and capital in excess of par value	474,374	1,220,504
Retained earnings (accumulated deficit)	(12,362)	2,479,113
Accumulated other comprehensive income (loss)	(40,573)	(30,271)
Total stockholders’ equity	421,439	3,669,346
Total liabilities and stockholders’ equity	$4,826,012	$5,535,846

KLA-Tencor Corporation
Condensed Consolidated Unaudited Statements of Operations

	Three months ended		Twelve months ended
(In thousands, except per share amounts)	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

Revenues:
Product	$579,733	$570,431	$2,125,396	$2,286,437
Service	176,599	163,912	688,653	642,971
Total revenues	756,332	734,343	2,814,049	2,929,408

Costs and expenses:
Costs of revenues	323,267	326,665	1,215,229	1,232,962
Engineering, research and development	128,839	138,448	530,616	539,469
Selling, general and administrative	101,739	96,216	406,864	384,907
Loss on extinguishment of debt and other, net	—	—	131,669	—
Interest expense and other, net	27,549	6,408	95,540	37,609
Income before income taxes	174,938	166,606	434,131	734,461
Provision for income taxes	32,919	37,875	67,973	151,706
Net income	$142,019	$128,731	$366,158	$582,755

Net income per share:
Basic	$0.90	$0.78	$2.26	$3.51
Diluted	$0.89	$0.77	$2.24	$3.47
Cash dividends declared per share (including a special cash dividend of $16.50 per share declared during the three months ended December 31, 2014)	$0.50	$0.45	$18.50	$1.80

Weighted-average number of shares:
Basic	158,635	165,510	162,282	166,016
Diluted	159,965	167,345	163,701	168,118

KLA-Tencor Corporation
Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended
	June 30,
(In thousands)	2015	2014
Cash flows from operating activities:
Net income	$142,019	$128,731
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,966	22,010
Asset impairment charges	428	—
Non-cash stock-based compensation expense	12,204	14,128
Excess tax benefit from equity awards	(217)	(367)
Net gain on sale of marketable securities and other investments	(143)	(4,192)
Changes in assets and liabilities:
Decrease in accounts receivable, net	43,714	66,784
Decrease in inventories	16,498	21,308
Decrease (increase) in other assets	49,382	(17,559)
Increase (decrease) in accounts payable	148	(17,454)
Increase (decrease) in deferred system profit	2,337	(25,672)
Increase in other liabilities	31,143	60,923
Net cash provided by operating activities	317,479	248,640
Cash flows from investing activities:
Capital expenditures, net	(9,237)	(13,066)
Proceeds from sale of assets	—	3,836
Purchase of available-for-sale securities	(297,695)	(678,116)
Proceeds from sale of available-for-sale securities	328,498	264,287
Proceeds from maturity of available-for-sale securities	134,825	140,952
Purchase of trading securities	(11,859)	(11,007)
Proceeds from sale of trading securities	13,309	12,390
Net cash provided by (used in) investing activities	157,841	(280,724)
Cash flows from financing activities:
Repayment of debt	(29,375)	—
Issuance of common stock	17,430	20,121
Tax withholding payments related to vested and released restricted stock units	(439)	(392)
Common stock repurchases	(167,858)	(60,157)
Payment of dividends to stockholders	(79,653)	(74,466)
Excess tax benefit from equity awards	217	367
Net cash used in financing activities	(259,678)	(114,527)
Effect of exchange rate changes on cash and cash equivalents	491	1,249
Net increase (decrease) in cash and cash equivalents	216,133	(145,362)
Cash and cash equivalents at beginning of period	621,892	776,223
Cash and cash equivalents at end of period	$838,025	$630,861

Supplemental cash flow disclosures:
Income taxes paid, net	$3,851	$40,471
Interest paid	$55,413	$26,038
Non-cash activities:
Purchase of land, property and equipment - investing activities	$1,843	$3,457
Dividends payable - financing activities	$42,002	$—

KLA-Tencor Corporation
Condensed Consolidated Unaudited Supplemental Information
(In thousands, except per share amounts)

Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended			Twelve months ended
		June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
GAAP net income		$142,019	$131,638	$128,731	$366,158	$582,755
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	3,578	3,928	4,216	15,336	15,812
Restructuring, severance and other related charges	b	22,417	3,636	2,459	33,409	5,698
Debt extinguishment loss and recapitalization charges	c	—	—	—	134,147	—
Income tax effect of non-GAAP adjustments	d	(9,159)	(1,840)	(2,168)	(61,258)	(6,810)
Non-GAAP net income		$158,855	$137,362	$133,238	$487,792	$597,455

GAAP net income per diluted share		$0.89	$0.81	$0.77	$2.24	$3.47
Non-GAAP net income per diluted share		$0.99	$0.84	$0.80	$2.98	$3.55
Shares used in diluted shares calculation		159,965	162,794	167,345	163,701	168,118

Pre-tax impact of items included in Condensed Consolidated Unaudited Statements of Operations

	Acquisition related charges	Restructuring, severance and other related charges	Total pre-tax GAAP to non-GAAP adjustment
Three months ended June 30, 2015
Costs of revenues	$2,282	$7,458	$9,740
Engineering, research and development	650	6,310	6,960
Selling, general and administrative	646	8,649	9,295
Total in three months ended June 30, 2015	$3,578	$22,417	$25,995

Three months ended March 31, 2015
Costs of revenues	$2,507	$211	$2,718
Engineering, research and development	700	680	1,380
Selling, general and administrative	721	2,745	3,466
Total in three months ended March 31, 2015	$3,928	$3,636	$7,564

Three months ended June 30, 2014
Costs of revenues	$2,623	$245	$2,868
Engineering, research and development	872	1,811	2,683
Selling, general and administrative	721	403	1,124
Total in three months ended June 30, 2014	$4,216	$2,459	$6,675

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a.
Acquisition related charges includes amortization of intangible assets associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of these expenses allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b.
Restructuring, severance and other related charges include costs associated with employee severance and other exit costs, impairment of certain long lived assets. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c.
Debt extinguishment loss and recapitalization charges include a pre-tax loss on early extinguishment of debt related to the 6.900% Senior Notes due in 2018, net and certain other expenses incurred in connection with the leveraged recapitalization plan which was completed in the second quarter of the fiscal year ended June 30, 2015. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and, therefore, limit comparability and excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d.
Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above as well as additional true up adjustment to the tax rate arising from the tax impacts associated with the pre-tax loss on extinguishment of debt that was recognized in the three months ended December 31, 2014. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.